Exhibit 10.97

Amendment No. Three to License and Commercialization Agreement

This AMENDMENT NO. THREE TO LICENSE AND COMMERCIALIZATION AGREEMENT (the “Amendment No. Three”) is made effective as of December 31, 2004 (the “Amendment Effective Date”), and is entered into by and between AMGEN INC., a Delaware corporation having its principal place of business at One Amgen Center Drive, Thousand Oaks, CA 91320-1799 (“Amgen”) and INTERMUNE, INC., a Delaware corporation having its principal place of business at 3280 Bayshore Blvd., Brisbane, CA 94005 (“InterMune”).  Amgen and InterMune are sometimes referred to herein individually as a “Party” and collectively as the “Parties,” and references to “InterMune” and “Amgen” shall include their respective Affiliates.  All capitalized terms used herein shall have the meaning given to them in the Original Agreement (as defined below) unless otherwise defined herein.

Background

WHEREAS, the Parties entered into that certain License and Commercialization Agreement effective as of June 15th, 2001, as subsequently amended pursuant to that certain Amendment No. One to License and Commercialization Agreement dated April 25, 2002 and that certain Amendment Number 2 to Amgen/InterMune License and Commercialization Agreement for Infergen of even date herewith (collectively the “Original Agreement”) pursuant to which Amgen granted certain rights to InterMune relating to the Licensed Products; and

WHEREAS, the Parties now desire to amend the Original Agreement to amend the scope of certain provisions in that Original Agreement and to provide terms under which they will operate in relation to the study and commercialization of certain combinations of therapeutic pharmaceuticals, all as set forth herein.

NOW THEREFORE, based on the foregoing premises and the mutual covenants and obligations set forth below, and for good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

1.                                       Amendments.

A.                                   The following shall be added to the Original Agreement as a new Sections 1.50 – 1.56:

1.50                           “Development Collaborator” shall mean a Third Party, which collaborates with Amgen in the clinical testing and/or commercialization of a [ * ] comprising [ * ] of [ * ] an Amgen Product.

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.51                           “Amgen Foreign PEG Patents” shall mean [ * ].

1.52                           “Additional Territory” shall mean the geographical region encompassing the countries in which Amgen obtains rights from [ * ] to grant to InterMune licenses under Patents to commercialize Licensed Products pursuant to Section 2.10(b) below.

1.53                           “Additional Territory Authorization Application” shall mean a new drug, biologic or other application, health registration, marketing authorization application, common technical document, regulatory submission, notice of compliance or equivalent application (excluding local and general business licenses and permits) required to be approved before commercial sale or use of a Licensed Product in the Additional Territory (or any single country within the Additional Territory) as a pharmaceutical or medicinal product in any formulation or dosage form (excluding any pricing and reimbursement approvals), together with all subsequent submissions, supplements and amendments thereto.

1.54                           “Amgen Product” shall mean any product owned or Controlled by Amgen, other than a Licensed Product or a Directly Competitive Product.

1.55                           “PEG Trademark” shall mean the Trademark “PEG-INFERGEN,” together with all goodwill associated therewith, and any renewals, extensions or modifications thereto.

1.56                           “Combination Trial” shall mean a clinical trial (or set of clinical trials) of [ * ] an Amgen Product, conducted by or on behalf of Amgen or a Development Collaborator (solely to the extent within the scope of a collaboration described in Section 1.50).

B.                                     The following shall be added to the Original Agreement as new Sections 2.2(e) and (f):

(e)                                  Subject to the terms and conditions of this Agreement, Amgen hereby grants to InterMune an exclusive (even as to Amgen) license, with the right to grant sublicenses (subject to InterMune’s compliance with Section 2.5 of this Agreement), solely under the Amgen Foreign PEG Patents solely to [ * ] PEG-Infergen Products during the Term in the countries listed [ * ]; provided, however, that in the event that InterMune does not, within [ * ] days of its receipt of Amgen’s offer of rights extended pursuant to Section 2.10(b) of the Agreement, accept such offer with respect to any country within the Additional Territory, then this license and Section 6.3(d) of the Agreement shall automatically and immediately terminate with respect to such country.

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(f)                                    Amgen hereby represents and warrants that it is not subject to any obligation that would conflict with its ability to grant the license set forth in subsection (e) above.

C.                                     The following shall be added to the Original Agreement as new Sections 2.3 (c) - (h):

(c)                                  InterMune hereby acknowledges that as of the Amendment Effective Date Amgen has no rights of any kind or nature in the PEG Trademark.

(d)                                 At [ * ], applications for the PEG-Trademark shall be prepared, filed and prosecuted, and the PEG-Trademark maintained, worldwide by third-party intellectual property counsel selected and retained by [ * ] provided that such counsel shall be subject to [ * ] not to be unreasonably withheld or delayed.   [ * ] shall have the [ * ] for and [ * ] over such matters and shall [ * ] in filing, prosecuting and maintaining the PEG-Trademark.  [ * ] will remain at all times the [ * ] of the PEG-Trademark, subject to subsection (e) below.  [ * ] or its counsel shall keep [ * ] fully informed of the filing, prosecuting and maintenance of the PEG-Trademark, and shall furnish to [ * ] copies of documents relevant to any such efforts in advance with sufficient time for      [ * ] to review and provide comments on such documents, and shall use its reasonable efforts to incorporate [ * ] comments and suggestions.

(e)                                  [ * ] agrees to provide [ * ] counsel with such power of attorney and other instruments as are necessary for [ * ] to conduct the preparation, filing and prosecution of applications for, and maintenance of, the PEG-Trademark as provided in subsection (d) above, and [ * ] acknowledges that any such power of attorney will make [ * ] agent an attorney-in-fact for [ * ] with respect to the matter specified in the power of attorney or other instrument, but will not create an attorney/client relationship between Amgen and InterMune or [ * ].

(f)                                    Upon the first issuance of the PEG-Trademark, Amgen shall automatically be deemed to have granted to InterMune the exclusive [ * ] license, with the right to grant sublicenses (subject to InterMune’s compliance with Section 2.5 of the Agreement), under the entire right, title and interest in and to the PEG Trademark, solely to use and display the PEG Trademark in connection with PEG-Infergen Products in the Territory during the Term.  InterMune shall have the right to select, and use and display with PEG-Infergen Products such Trademarks, consistent with any reasonable quality standards that Amgen may prescribe for use and display of the Trademarks.

(g)                                 The PEG-Trademark will be deemed part of the Amgen Trademarks for purposes of Section 8.3 of the Agreement.

(h)                                 InterMune hereby agrees that in consideration of the rights granted by Amgen to InterMune to prosecute, maintain and use the PEG Trademark under the

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement, InterMune shall be responsible for any [ * ] of InterMune, its counsel and any Third Parties that act on InterMune’s behalf, which [ * ] of the PEG Trademark in any way, whether arising out of the prosecution, maintenance, use or failure to do any of the foregoing in accordance with standards common to the biopharmaceutical industry, and upon the expiration or termination of InterMune’s license to use the Amgen Trademarks, shall     [ * ] Amgen the [ * ] to such [ * ].

D.                                    Section 2.7(b) of the Original Agreement is hereby deleted in its entirety.

E.                                      Section 2.10 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

2.10                           Covenants.

(a)                                  Amgen hereby covenants that it and its Affiliates and assignees, (each a “Covenantor”) shall not sue (or grant rights to others to licensees to sue) InterMune, its assignees, Affiliates and Sublicensees (each, an “InterMune Party”) for infringement of any CNTS Claim, in each case for such InterMune Party’s activities in the Territory and during the period of InterMune’s licenses under Sections 2.2, 2.3 and 2.4.  For the purposes of this Section 2.10(a), a “CNTS Claim” shall mean [ * ] in each case [ * ].  Notwithstanding the foregoing, “CNTS Claim” excludes [ * ] not otherwise licensed to InterMune by Amgen as of the Amendment Effective Date, and technologies for developing or making any of the foregoing (each, a “CNTS Excluded Claim”) and [ * ].

(b)                                 Amgen hereby covenants that [ * ] rights to sell (and such other rights as may be offered [ * ] Licensed Products in any [ * ] Amgen shall offer to InterMune in writing an opportunity to accept such rights as [ * ] makes available subject to the same terms and conditions upon which such rights are provided to Amgen.  Upon InterMune’s written acceptance of such offer, the Parties will execute an amendment to the Agreement to include such rights, terms and conditions.

F.              The following shall be added to the Original Agreement as a new Section 3.7:

3.7                                 Development of Combination Therapies

(a)                                  Amgen hereby grants to InterMune a non-exclusive, [ * ] sublicenseable (solely as permitted under Section 2.5 of the Agreement) license under any Patent claim owned or Controlled by Amgen, which claims one or more methods for [ * ] with a [ * ] an Amgen Product, solely to the extent such method was reduced to practice as the result of a Combination Trial, solely to research, develop, use, manufacture, have manufactured, sell,

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

offer for sale, import, export and/or otherwise exploit Licensed Products to [ * ] in [ * ] in any country in which InterMune has the right to research, develop, use, manufacture, have manufactured, sell, offer for sale, import, export and/or otherwise exploit Licensed Products.

(b)                                 To the extent that Amgen creates or obtains data arising out of a Combination Trial (the “Study Data”), Amgen will use [ * ] to provide the Study Data to InterMune in summary format, as the Study Data become available.  The summary format of Study Data must be reasonably sufficient for InterMune to evaluate [ * ] and [ * ] and make informed decisions regarding [ * ] with Licensed Products.  Study Data shall be deemed to be Amgen’s Confidential Information and therefore subject to the obligations of non-use and non-disclosure set forth in Article 12 [ * ].

(c)                                  For purposes of clarification, the Parties acknowledge that a clinical trial or set of clinical trials not originally deemed a Combination Trial may at a later point in time become a Combination Trial.  By way of example, with respect to a clinical trial that is not initially a Combination Trial because the product used in combination with an Amgen Product in such trial is not commercialized for an indication for which a Licensed Product is approved, a Licensed Product may [ * ] for an [ * ] for which such product is [ * ] thereby causing such product to be [ * ] in that [ * ] and, in turn, rendering [ * ] and such trial a Combination Trial.  The Parties agree that at the point in time a clinical trial becomes a Combination Trial, such event shall effect the grant of rights to InterMune by Amgen provided in this Section 3.7.  In addition, for purposes of Section 6.4, the Parties agree that at the point in time [ * ] such event could [ * ] in accordance with the terms set forth in Section 6.4.

G.             The following shall be added to the Original Agreement as new Section 6.3(d):

(d)                                 InterMune shall pay to Amgen milestone payments as set forth in this Section 6.3(d) within [ * ] days after the first achievement of the corresponding milestone for a PEG-Infergen Product.  No milestone payment shall be payable more than once, no matter how many times achieved by a single Amgen PEG-Infergen Product or multiple Amgen PEG-Infergen Products.  Such milestone payments shall be nonrefundable and noncreditable against royalties payable pursuant to Sections 6.4 and 6.7, and any other fees, milestone payments or other payments due Amgen under this Agreement.

Milestone Event	Milestone Payment Amount

1. [ * ]	[ * ]

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Milestone Event	Milestone Payment Amount

2. [ * ]	[ * ]

H.            The following shall be added to the Original Agreement at the end of Section 6.4:

“Notwithstanding the foregoing, the Royalty described in this Section 6.4 shall (i) be automatically [ * ] percent [ * ] on a country-by-country basis, if at all, upon Amgen’s first sale after the Amendment Effective Date of any Directly Competitive Product in such country and (ii) be automatically [ * ] percent [ * ] with respect to all countries within the Territory upon the [ * ] by Amgen, independently or with a Third Party, of [ * ] from a [ * ] that [ * ] with [ * ] of the [ * ] of [ * ] Amgen’s [ * ] product or second generation [ * ] product.”

I.                 A new Exhibit G shall be added to the Original Agreement, which Exhibit G shall be the form attached hereto as Attachment 1.

2.                                       Entire Agreement.  This Amendment No. Three is intended by the Parties to amend the Original Agreement only to the extent of the specific amendments set forth above.  This Amendment No. Three, and the Original Agreement (collectively, the “Transaction Agreements”) set forth the complete, final and exclusive agreement with respect to their subject matter and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to such subject matter and supersede and terminate all prior agreements and understandings between the Parties with respect to such subject matter.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in the Transaction Agreements.  No subsequent alteration, amendment, change or addition to this Amendment No. Three shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

3.                                       Counterparts.  This Amendment No. Three may be executed in two (2) counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.                                       Representation and Warranty.  Amgen hereby represents and warrants to InterMune that, as of the Amendment Effective Date, Amgen has no current plan to (a) acquire a company with a Directly Competitive Product currently marketed in the Territory and (b) clinically develop a novel Directly Competitive Product, except to the extent that Amgen may engage in clinical testing of a Directly Competitive Product(s) in combination with one or more Amgen Products.

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. Three in duplicate originals by their duly authorized representatives as of the Amendment Effective Date.

AMGEN INC.		INTERMUNE, INC.

By:	/s/ T.D. Zindrick	By:	/s/ Daniel Welch

Name:	Thomas D. Zindrick	Name:	Daniel G. Welch

Title:	Vice President, Law	Title:	President and CEO

Date:	1/13/2005	Date:	1/12/05

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Attachment 1

Exhibit G

AMGEN FOREIGN PEG PATENTS

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit G

[ * ]

[  *  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.